                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G.
D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 5th day of March 1998.


                                               s/s  D. Louis Peoples
                                               D. Louis Peoples
                                               Vice Chairman of the Board and
                                                  Chief Executive Officer

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 5th day of March 1998.


                                      s/s  R. Lee Haney
                                      R. Lee Haney
                                      Senior Vice President and
                                        Chief Financial Officer

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 5th day of March 1998.


                                           s/s  Edward M. McKenna
                                           Edward M. McKenna
                                           Controller

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 5th day of March 1998.


                                             /s/  Ralph M. Baruch
                                             Ralph M. Baruch
                                             Director

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 5th day of March 1998.


                                                  /s/  J. Fletcher Creamer
                                                  J. Fletcher Creamer
                                                  Director

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 5th day of March 1998.


                                             /s/  Michael J. Del Giudice
                                             Michael J. Del Giudice
                                             Chairman of the Board of Directors

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 5th day of March 1998.


                                                              s/s  Jon F. Hanson
                                                              Jon F. Hanson
                                                              Director

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 5th day of March 1998.


                                                    s/s  Kenneth D. McPherson
                                                    Kenneth D. McPherson
                                                    Director

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 5th day of March 1998.


                                                s/s  Robert E. Mulcahy III
                                                Robert E. Mulcahy III
                                                Director

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 5th day of March 1998.


                                            s/s  James F. O'Grady, Jr.
                                            James F. O'Grady, Jr.
                                            Director

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 5th day of March 1998.


                                               s/s  Frederic V. Salerno
                                               Frederic V. Salerno
                                               Director

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO her true and lawful attorney, for her and in her name, place and stead, and in her office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as she might or could do if personally present, hereby ratifying and confirming in all respects all that G.
D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set her hand and seal this 5th day of March 1998.


                                                 s/s  Linda C. Taliaferro
                                                 Linda C. Taliaferro
                                                 Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 5th day of March 1998.


                                           s/s  H. Kent Vanderhoef
                                           H. Kent Vanderhoef
                                           Director